National Life Insurance Company

National Variable Life Insurance Account

Supplement dated May 1, 2019

to the Prospectuses dated May 1, 2018, as supplemented to date,

for the Varitrak and Investor Select Policies

and to the Prospectus dated May 1, 2009, as supplemented to date,

for the Sentinel Estate Provider and Sentinel Benefit Provider Policies

Beginning on January 1, 2021 as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by visiting our website at www.nationallife.com .

You may elect to receive all future reports in paper free of charge by informing us that you wish to continue receiving paper copies of your shareholder reports. You may make the request by calling us at 800-732-8939 or by sending a written request to our home office at One National Life Drive, Montpelier VT 05602. You may also submit your request to receive paper copies of the shareholder reports to your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Changes to Subaccounts:

AllianceBernstein VPS Value Portfolio

Effective April 29, 2019, the AllianceBernstein VPS Value Portfolio (the “Value Portfolio”) merged into the AllianceBernstein VPS Growth and Income Portfolio (the “Growth and Income Portfolio”). If you had account value allocated to the Value Portfolio, it has been transferred to the Growth and Income Portfolio.

Information about the Growth and Income Portfolio, as of December 31, 2018 is below:

Fund	Management Fee	12b-1 Fees	Other Expenses	Acquired Fund Fees	Gross Total Annual Expenses	Waivers, Reimbursements, and Recoupment	Net Total Annual Expenses
AllianceBernstein
Growth and Income Fund	0.55%	-	0.05%	0.01%	0.61%	0.01%*	0.60%

*In connection with the Portfolio’s investments in AB Government Money Market Portfolio, the Adviser has contractually agreed to waive its management fee from the Portfolio and/or reimburse other expenses of the Portfolio in an amount equal to the Portfolio’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”.

Fund	Type of Fund	Investment Adviser	Subadviser
AllianceBernstein Growth and Income Fund	Large Value Equity	AllianceBernstein L.P.	None

Neuberger Berman AMT

Effective April 29, 2019, the Neuberger Berman AMT Large Cap Value Portfolio (the “Large Cap Value Portfolio”) merged into the Neuberger Berman AMT Sustainable Equity Portfolio (the “Sustainable Equity Portfolio”). If you had account value allocated to the Large Cap Value Portfolio, it has been transferred to the Sustainable Equity Portfolio.

Information about the Sustainable Equity Portfolio, as of December 31, 2018 is below:

Fund	Management Fee	12b-1 Fees	Other Expenses	Acquired Fund Fees	Gross Total Annual Expenses	Waivers, Reimbursements, and Recoupment	Net Total Annual Expenses
Neuberger Berman
Sustainable Equity Portfolio	0.84%	-	0.11%	-	0.95%	-	0.95%

Fund	Type of Fund	Investment Adviser	Subadviser
Neuberger Berman Sustainable Equity Portfolio	Mid Large Value Equity Sustainable	Neuberger Berman Investment Advisers LLC	None

T. Rowe Price Equity Series, Inc.

Effective May 1, 2019, the T. Rowe Price Equity Series, Inc. Personal Strategy Balanced Portfolio was renamed the T. Rowe Price Equity Series, Inc. Moderate Allocation Portfolio. All references in the prospectus to the Personal Strategy Balanced Portfolio should be replaced with reference to the Moderate Allocation Portfolio.

Oppenheimer Variable Account Funds

Effective March 15, 2019, the Oppenheimer Conservative Balanced/VA, Global Strategic Income/VA and Main Street Small Cap/VA were closed to new investments.

If you have any questions, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE APPLICABLE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.